COLUMBIA FUNDS VARIABLE INSURANCE TRUST

                Columbia Money Market Fund, Variable Series
                                  (the "Fund")

            Supplement dated December 22, 2008 to the Prospectus,
                                dated May 1, 2008

The below text is hereby added as a new paragraph at the end of footnote (c) to the "Annual Fund Operating Expenses" table under the section entitled "Fees and Expenses."

Also, the Advisor has voluntarily undertaken to reimburse its receipt of certain Fund expenses (consisting of advisory and administration fees) to the extent necessary in order to maintain a minimum annualized net yield for the Fund of 0.00%. This reimbursement is voluntary and may be modified or discontinued by the Advisor at any time.






        Shareholders should retain this Supplement for future reference.